SUMMARY PROSPECTUS May 1, 2022
T. ROWE PRICE
Financial Services Fund
PRISX TFIFX	Investor Class I Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2022, as amended or supplemented, and Statement of Additional Information, dated May 1, 2022, as amended or supplemented.

SUMMARY	1

Investment Objective(s)

The fund seeks long-term growth of capital and a modest level of income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund
	Investor Class		I Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.63%		0.63%

Other expenses	0.17		0.05

Acquired fund fees and expenses	0.08		0.08

Total annual fund operating expenses	0.88	[b]	0.76 [b]

[a]			Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.
[b]			The figures shown in the fee table do not match the “Ratios to average net assets” shown in the Financial Highlights table, as those figures do not include acquired fund fees and expenses.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$90	$281	$488	$1,084
I Class	78	243	422	942

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 15.4% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in the common stocks of companies in the financial services industry.

T. ROWE PRICE	2

The fund may invest in companies, such as providers of financial software, that derive substantial revenues (at least 50%) from conducting business in the financial services industry.

For purposes of selecting investments, the fund defines the financial services industry broadly. It includes (but is not limited to) the following:

• regional and money-center banks;

• insurance companies;

• home, auto, and other specialty finance companies;

• securities brokerage firms and electronic trading networks;

• investment management firms;

• publicly traded, government-sponsored financial enterprises;

• thrift and savings banks;

• financial conglomerates;

• foreign financial services companies;

• electronic transaction processors for financial services companies

• real estate companies; and

• securities exchanges.

Security selection is based on fundamental, bottom-up analysis that seeks to identify high quality companies with good appreciation prospects. The fund will have no restrictions on the market capitalization (stock price multiplied by shares outstanding) of its holdings. The adviser may use both growth and value approaches in selecting investments for the fund. In the growth area, the portfolio manager may seek companies with capable management, attractive business niches, sound financial and accounting practices, and/or a demonstrated ability to increase revenues, earnings, and cash flow consistently. In the value area, the portfolio manager may seek companies whose current stock prices appear undervalued in terms of earnings, projected cash flow, or asset value per share, that have appreciation potential temporarily unrecognized by the market, or that may be temporarily out of favor. The stocks of many companies held by the fund are expected to pay a dividend.

While most assets will typically be invested in U.S. common stocks, the fund may invest in foreign stocks in keeping with its objective(s).

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in bad or uncertain market conditions, are summarized as follows:

Financial services companies A fund that focuses its investments in specific industries or sectors is more susceptible to adverse developments affecting those industries and sectors than a more broadly diversified fund. Because the fund invests significantly in financial services companies, the fund may perform poorly during a downturn in the financial services industry. Financial services companies can be adversely affected by, among other things, regulatory changes, the availability of capital and cost to borrow, the rate of debt defaults, interest rate

SUMMARY	3

movements, and price competition. The financial services industry is also a target for cyberattacks, and may experience technology malfunctions and disruptions.

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war, military conflict, or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses (including sanctions). Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Foreign investing Investments in the securities of non-U.S. issuers may be adversely affected by local, political, social, and economic conditions overseas; greater volatility; reduced liquidity; or decreases in foreign currency values relative to the U.S. dollar. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Dividend-paying stocks The fund’s investments in dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Active management The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Cybersecurity breaches The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, customer data and confidential shareholder information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

T. ROWE PRICE	4

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

FINANCIAL SERVICES FUND

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	12/31/20	31.35%	Worst Quarter	3/31/20	-31.45%

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

SUMMARY	5

Average Annual Total Returns
	Periods ended
	December 31, 2021

				Since	Inception
	1 Year	5 Years	10 Years	inception	date
Investor Class					09/30/1996
Returns before taxes	37.81%	15.10%	16.33%	—%
Returns after taxes on distributions	36.80	13.31	15.22	—
Returns after taxes on distributions and sale of fund shares	23.02	11.62	13.55	—
I Class					11/29/2016
Returns before taxes	38.01	15.28	—	16.16

Russell 3000®Financial Index (reflects no deduction for fees, expenses, or taxes)
	34.57	15.96	17.06	16.62 [a]
Lipper Financial Services Funds Index
	35.90	11.56	14.67	12.59 [a]

a Return since 11/29/16.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Matthew J. Snowling	Chair of Investment Advisory Committee	2021	2011

Purchase and Sale of Fund Shares

The Investor Class generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

The I Class requires a $500,000 minimum initial investment per fund per account registration, although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority, qualifying directly held accounts, and certain other types of accounts.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and

T. ROWE PRICE	6

1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F117-045 5/1/22